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                                                                   EXHIBIT 10.10

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.




                           MISSOURI RED QUARRIES, INC.
                        SUPPLY AND DISTRIBUTION AGREEMENT


       This Supply and Distribution Agreement made as of June 27, 1997 to be effective on the 30th day of June, 1997, by and among MISSOURI RED QUARRIES, INC., a Georgia corporation, with its principal office located at 1595 Washington Highway, Elberton, Georgia 30635 (hereinafter referred to as "Missouri Red"), GEORGE T. OGLESBY, JR. with an address of P. O. Box 6077, Elberton, Georgia 30635 (hereinafter referred to as "Oglesby") and ROCK OF AGES CORPORATION, a Vermont corporation, with a principal office located at 269 North Main Street, Concord, New Hampshire 03301 (hereinafter referred to as "Rock of Ages").

                                    RECITALS:

       Missouri Red and Rock of Ages believe it is in their best long term interests for Missouri Red to supply Rock of Ages with Missouri Red Granite Blocks ("MRG") quarried by Missouri Red as required to meet Rock of Ages, long-term requirements at prices agreed in advance, all upon the terms and conditions as hereinafter set forth. In addition, Missouri Red wishes to provide to Rock of Ages certain exclusive rights to sell MRG outside of North America and the parties hereto wish to evidence other agreements among them, all upon and in the terms and conditions as hereinafter set forth.

       Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are herein acknowledged, the parties hereto agree as follows:

       1. PURCHASE AND SUPPLY OF MRG REQUIREMENTS. Missouri Red agrees to supply Rock of Ages and its subsidiaries, affiliates and designees (hereinafter in this agreement, the term "Rock of Ages" shall be deemed to include Rock of Ages and its subsidiaries, affiliates and designees) with its requirements for MRG for a term (herein the "Term") equal to the greater of: (a) 20 years; or
(b) the period of time while Missouri Red is owned to any extent by Oglesby, his spouse, his ancestors, his siblings and his descendants and any of their spouses (all of said individuals being herein sometimes referred to as the "Oglesby Family"). Rock of Ages agrees to purchase a minimum of *** cubic feet of MRG during each year of the Term and if in any *** (***) *** period Rock of Ages does not purchase an aggregate of *** cubic feet of MRG, Missouri Red can thereafter sell to other customers, subject to Rock of Ages' priority to purchase MRG set forth in Section 3 of this agreement.


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          CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                   THE SECURITIES AND EXCHANGE COMMISSION.
                       ASTERISKS DENOTE SUCH OMISSIONS.



       2. PRICE FOR MRG. The price to be charged by Missouri Red for MRG supplied to Rock of Ages pursuant to Section 1 of this agreement shall be initially fixed at *** ($***) per cubic foot, FOB quarry ("Initial Price"). The Initial Price will be in force for *** (***) *** from the date of this agreement. Missouri Red and Rock of Ages will negotiate an adjustment to the Initial Price at the end of each successive *** (***) *** period during the Term. The Initial Price and subsequent prices for MRG will be increased based on the increased production costs of Missouri Red for MRG; provided, however, that the price for each *** (***) *** period after the first *** (***) *** period during the Term cannot increase by more than *** percent (***%) over the price for the preceding *** (***) *** period. Missouri Red will invoice Rock of Ages on the first day of each calendar month during the Term for all MRG shipped during the previous month, which invoice shall be payable within thirty (30) days during the first year of the Term and thereafter within sixty (60) days from invoice date on a net basis.

       3. ROCK OF AGES PRIORITY FOR MONUMENTAL GRADE MRG. Missouri Red agrees that Rock of Ages will have first priority to purchase all monumental grade MRG quarried by Missouri Red during the Term and only after Rock of Ages has declined in writing to purchase any such monumental grade MRG will Missouri Red, subject to Section 4 below, have the right to sell the same to third parties.

       4. SALE OF MONUMENTAL GRADE MRG TO THIRD PARTIES. Missouri Red agrees that all monumental grade MRG sold to third parties will be sold to them through Rock of Ages, and Rock of Ages may make an invoicing and administration charge of at least *** ($***) per cubic foot for its services on each such block of MRG so sold by it. Rock of Ages agrees to honor Missouri Red's commitment to Anderson Quarries in Ada, Oklahoma.

       5. ADVICE RE: NONMONUMENTAL SALES OF MRG. Missouri Red agrees to advise Rock of Ages within ten (10) days after the end of each calendar quarter of all sales of nonmonumental MRG to third parties. Information to be included in the written advice of said sale will include the quantity of nonmonumental MRG sold, the price charged, the shipping terms, and the name of the purchaser.

       6. SIZE ALLOWANCE FOR MRG BLOCKS. Missouri Red agrees that all monumental and nonmonumental blocks sold by it to Rock of Ages or sold by Rock of Ages pursuant to the provisions of Section 4 of this agreement to third parties will have size allowances of a minimum ******* on each dimension.

       7. EXCLUSIVE SALE RIGHTS. Missouri Red hereby appoints Rock of Ages as its exclusive distributor for monumental granites of MRG to buy and to sell all grades of MRG in the territory comprised of all of the world. Any non-monumental grade MRG sales to Eurimex


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           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


or to Japan will go through Rock of Ages in the same fashion as is set forth in
Section 4. The price to be charged by Missouri Red to Rock of Ages for MRG to be sold and distributed by Rock of Ages pursuant to this exclusive distributorship shall be the prices set forth in Exhibit 7 to this agreement for the first *** (***) *** of the Term (the "Initial Outside Sale Price"). Missouri Red and Rock of Ages will negotiate an adjustment to the Initial Outside Sale Price at the end of each succeeding *** (***) *** period during the Term. The Initial Outside Sale Price and subsequent prices will be increased based on the increased production costs of Missouri Red for MRG; provided that the price for each *** (***) *** period after the first *** (***) *** period during the Term cannot increase by more than *** percent (***%) over the price for the preceding *** (***) *** period. Missouri Red will invoice Rock of Ages on the first day of each calendar month for MRG of any grade shipped to destinations outside of North America during the previous month which invoice shall be payable within thirty (30) days during the first year of the Term and thereafter within sixty
(60) days from invoice date on a net basis; provided, however that the price to be charged to Eurimex and to customers in Japan for non- monumental MRG will be negotiated between Missouri Red and Rock of Ages on a case by case basis.

       8. RIGHT OF FIRST REFUSAL. In consideration of Rock of Ages acceptance of its appointment as Missouri Red's exclusive sales distributor of MRG and of the merger of Keystone Memorials, Inc., a Georgia corporation, into Rock of Ages pursuant to an Agreement and Plan of Reorganization dated on or about the date hereof to which Missouri Red is a party and the importance of the MRG to Rock of Ages, Missouri Red hereby grants Rock of Ages a right of first refusal on any sale or other disposition by it of any of its quarries, land, buildings, or equipment and Oglesby, the current owner of all of the outstanding capital stock of Missouri Red, hereby grants to Rock of Ages, on his own behalf and on behalf of the Oglesby Family, a right of first refusal on any sale or other disposition, other than a gift or transfer to a member of the Oglesby Family or to a trust for the benefit of a member of the Oglesby Family by him or any successor to him in ownership of said capital stock in the Oglesby Family, of all or any portion of the capital stock of Missouri Red. In the event of any proposed bona fide sale or other disposition by Missouri Red or any member of the Oglesby Family of the assets or stock of Missouri Red which is subject to this Section 8, they agree to give Rock of Ages written notice of the same (hereinafter referred to as the "Rights Notice") and of the terms and conditions of the proposed sale or other disposition. Rock of Ages will have ninety (90) days after receipt of a Rights Notice to indicate in writing to the sender of the Rights Notice (the "Sender") its exercise of its right of first refusal with respect to the transaction described in the Rights Notice (the "Acceptance Notice"). Within thirty (30) days of receipt of the Acceptance Notice, the Sender will schedule a closing and notify Rock of Ages in writing thereof. At the closing the stock or asset being sold by the Sender will be purchased by Rock of Ages on the terms set forth in the Rights Notice and the Sender will sell to Rock of Ages the stock or asset


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being sold free and clear of any rights, charges, encumbrances or liens so that
Rock of Ages will receive good and marketable title thereto at the closing. Missouri Red agrees to execute an instrument in writing satisfactory to Rock of Ages to record the existence of Rock of Ages' right of first refusal set forth herein in each Registry of Deeds or other appropriate recording office for each country and city in which Missouri Red owns real estate. Oglesby will notify Rock of Ages in writing of any disposition of Missouri Red capital stock not subject to Rock of Ages right of first refusal set forth in this Section. Oglesby also agrees that a legend satisfactory to Rock of Ages shall be applied to all Missouri Red capital stock certificates evidencing the right of first refusal granted to Rock of Ages by Oglesby so that all future holders thereof will take and hold their shares of capital stock in Missouri Red subject to the right of first refusal set forth herein.

       9. COMPENSATION LIMITATIONS. In consideration of Rock of Ages' agreements and obligations in this agreement, Missouri Red agrees that it will not pay, directly or indirectly, Oglesby or George T. Oglesby, III, any salary, bonus, expense reimbursement, or other compensation payment for services rendered of any kind for any purpose without the prior written consent of Rock of Ages.

       10. ASSIGNMENT, SUCCESSORS AND ASSIGNS. This agreement is binding upon and shall inure to the benefit of the parties hereto and their successors, permitted assigns, heirs and personal representatives; provided, however, that Missouri Red and Oglesby, may not assign any of their rights, duties and obligations under this agreement without the prior written consent of Rock of Ages, but Rock of Ages may assign this agreement without limitation; provided, however, that Rock of Ages will remain liable hereunder after any amount by it of this agreement to a third party if Rock of Ages survives said assignment.

       11. NOTICES. Any notice or other communication required or permitted under this agreement shall be in writing and shall be deemed to have been duly given (i) upon hand delivery, or (ii) on the third day following delivery to the U.S. Postal Service as certified or registered mail, return receipt requested and postage prepaid, or (iii) on the first day following delivery to a nationally recognized United States overnight courier service, fee prepaid, return receipt or other confirmation of delivery requested or (iv) when telecopied or sent by facsimile transmission if an additional notice is also given under (i), (ii) or (iii) above within three days thereafter. Any such notice or communication shall be directed to a party at its address set forth below or at such other address as may be designated by a party in a notice given to all other parties hereto in accordance with the provisions of this Section.

       If to Missouri Red:                Missouri Red Quarries, Inc.
                                          P. O. Box 6077
                                          Elberton, GA 30635
                                          Phone: (706) 283-5402
                                          Telecopy: (706) 283-4758

       If to George T. Oglesby, Jr.:      Mr. George T. Oglesby, Jr.


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                                          P. O. Box 6077
                                          Elberton, GA  30635
                                          Phone: (706) 283-5402
                                          Telecopy: (706) 283-4758

       with, in the case of notice        R. Chris Phelps, Esq.
       to Missouri  Red and               Phelps & Campbell
       George T. Oglesby, Jr.,            P. O. Drawer 1056
       a copy to (which shall not         Elberton, GA  30635
       constitute notice):                Phone: 706-283-5000
                                          Fax: 706-283-5002

       If to Rock of Ages:                Kurt M. Swenson,  Chairman and
                                              Chief Executive Officer
                                          Rock of Ages Corporation
                                          369 North State Street
                                          Concord, NH  03301
                                          Phone: 603-225-8397
                                          Fax: 603-225-4801

       with a copy to:                    John R. Monson, Esq.
       (which shall not                   Wiggin & Nourie, P.A.
       constitute notice)                 P.O. Box 808
                                          Manchester, NH 03105
                                          Phone: 603-669-2211
                                          Fax: 603-623-8442

       12. SECTION HEADINGS. Section headings are employed in this agreement for reference purposes only and shall not affect the interpretation or meaning of this agreement.

       13. COMPLETE AGREEMENT. Neither this agreement nor any provision hereof may be changed, waived, modified, discharged, amended or terminated orally but only by an instrument in writing signed by all parties hereto. The waiver by any party hereto of a breach of any provision of this agreement shall not operate or be construed as a waiver of any other or any subsequent breach. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. This agreement, together with the Exhibits attached hereto or incorporated herein pursuant to Section 16 hereof, constitutes the only agreement among the parties hereto concerning the subject matter hereof and supersedes all prior agreements, whether written or oral, relating thereto.

       14. GOVERNING LAW, JURISDICTION AND VENUE. This agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire; and any actions brought pertaining to the same shall lie only in the Merrimack County, New Hampshire Superior Court, in the United States District Court for the District of New Hampshire, the Elbert County


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Superior Court, Georgia, or the U.S. District Court for the Middle District of
Georgia, all of which courts are the sole and exclusive forums for any actions or claims by the parties to this agreement; and each party hereto consents to the jurisdiction of, and venue in, said courts in any action brought by another party hereto and agrees that no claims or actions relating to any matter hereunder will be brought by them in any other courts of said States, any other state or any other country.

       15. COUNTERPARTS. This agreement may be executed in counterparts and by different parties on different counterparts with the same effect as if the signatures were on the same instrument. This agreement shall be effective and binding upon all parties hereto as of the time when all parties have executed a counterpart of this agreement.

       16. EXHIBITS. Each Exhibit or Schedule delivered pursuant to the terms of this agreement shall be in writing and shall constitute a part of this agreement. The parties may agree with respect to any Schedule or Exhibit required to be attached to this agreement, that such Schedule or Exhibit, if mutually satisfactory, may be attached to this agreement after the date of execution hereof and after mutual approval thereof, such subsequently attached Schedule or Exhibit shall be treated as if it were attached to this agreement as of the date of execution of this agreement. All Exhibits and Schedules attached hereto are specifically incorporated herein by reference and made a part hereof. The words "agreement," "herein" and "hereof" as used herein shall in all respects include the entirety of this agreement together with all Exhibits and Schedules attached hereto and all documents required or permitted to be delivered hereunder.

       17. SPECIFIC PERFORMANCE. The parties hereto hereby agree and stipulate it would be impossible to measure in monetary terms the damages which will be suffered by the party bringing the action in the event of any breach by any of them of any provision of this agreement. Therefore, if any party hereto should institute any action in equity to enforce the provisions of this agreement, it is hereby agreed by the other parties hereto, that they waive any claim or defense that the party bringing the action has an adequate remedy at law and agree that the party bringing the action is entitled to specific performance of the terms of this agreement.

       IN WITNESS WHEREOF, the parties hereto have executed this agreement all as of the date first above written.

WITNESS                                   ROCK OF AGES CORPORATION


    /s/                                   By: /S/ Kurt M. Swenson
    --------------------------------      -------------------------
                                          Kurt M. Swenson,
                                          Chairman of the Board and
                                          Chief Executive Officer

                                          MISSOURI RED QUARRIES, INC.



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    /s/                                   By: /s/ George T. Oglesby, Jr.
    --------------------------------         ----------------------------------
                                              George T. Oglesby, Jr., President


    /s/                                   /s/ George T. Oglesby, Jr.
    --------------------------------      -------------------------------------
                                          George T. Oglesby, Jr.




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                                    EXHIBIT 7
                                       TO
                        SUPPLY AND DISTRIBUTION AGREEMENT


       The Initial Outside Sales Price will be negotiated on a case-by-case basis by Missouri Red and Rock of Ages for all grades of MRG to be sold and distributed pursuant to Rock of Ages' exclusive sale rights set forth in Section 7 and once negotiated will then be adjusted as set forth in Section 7.